FIRST EAGLE FUNDS

First Eagle Gold Fund

1345 Avenue of the Americas

New York, New York 10105

(800) 334-2143

Supplement dated June 15, 2011

to Prospectus dated March 1, 2011

This Supplement is intended to highlight certain changes to the Prospectus dated March 1, 2011. Please review these matters carefully.

Portfolio Management – Gold Fund

Mr. Chris Kwan serves as Associate Portfolio Manager for First Eagle Gold Fund alongside the Gold Fund’s current portfolio management team. Mr. Kwan recently joined First Eagle Investment Management, LLC, investment adviser to the First Eagle Funds, after serving as a Managing Director and leading U.S. Global Mining Sales at BMO Capital Markets since 2009. Prior to that, he was Director, Global Mining Sales at RBC Capital Markets since 2004.

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The information in this Supplement modifies the First Eagle Funds' Prospectus dated March 1, 2011. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the section of the Prospectus entitled "The Adviser".